FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.

(Formerly, Federated Limited Duration Government Fund, Inc.)

Institutional Shares
Institutional Service Shares

Supplement to Prospectuses dated April 30, 2005.

Please delete the Prospectus section entitled "Portfolio Management Information" and replace it with the following:

PORTFOLIO MANAGEMENT INFORMATION

Liam O'Connell

Liam O'Connell has been a portfolio manager of the Fund since June 2005. Mr. O'Connell joined Federated in September 2003 as an Investment Analyst of the Fund's Adviser. He was named an Assistant Vice President of the Adviser in January 2005. From 2001 to 2003, Mr. O'Connell attended MIT's Sloan School of Management, receiving his M.B.A. Mr. O'Connell served as an engineer with the Naval Surface Warfare Center from 1998 to 2001. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture, and an M.S. from the Johns Hopkins University.

Todd A. Abraham
Todd A. Abraham has been designated as a back-up portfolio manager for the Fund, and as such does not have primary responsibility for the day-to-day management of the Fund's portfolio. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

   The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts, and ownership of securities in the Fund.

Federated Securities Corp., Distributor

Cusip 31420H 208
Cusip 31420H 109

33129 (06/05)

                                                      June 22, 2005




Federated Intermediate Government Fund, Inc.

(Formerly, Federated Limited Duration Government Fund, Inc.)

Institutional Shares
Institutional Service Shares

Supplement to Statement of Additional Information (SAI) dated April 30,
2005.


Under the section entitled "Who Manages and Provides Services to the Fund?" please delete the "Portfolio Manager Information" sub-section in its entirety and replace it with the following:

Portfolio Manager Information

The following information about the Fund's portfolio manager is provided as of June 15, 2005.

                               ----------------------------------
Other Accounts Managed by      Total Number of Other Accounts
Liam O'Connell                 Managed / Total Assets*
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Registered Investment          1  /  $ 82.71 million
Companies
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Other Pooled Investment        0  /  $ 0
Vehicles
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-----------------------------------------------------------------
Other Accounts                 0  /  $ 0
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* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund:  None.

Liam O'Connell is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and stock of Federated Investors, Inc. (Federated). There are four weighted performance categories in the Balanced Scorecard. Investment Product Performance is the predominant factor. Of lesser importance are: Research Performance, Leadership/Teamwork/Communication, and Financial Success. The total Balanced Scorecard "score" is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.

Investment Product Performance is measured on a rolling 1, 3, and 5 calendar year pre-tax total return basis vs. the Fund's benchmark (i.e. Lehman Brothers Intermediate Government Index), and on a rolling 3 and 5 calendar year pre-tax total return basis vs. the Fund's designated peer group of comparable funds. These performance periods are adjusted if the portfolio manager has been managing the fund for less than five years. As noted above, Mr. O'Connell is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Investment performance is calculated with an equal weighting of each account managed by the portfolio manager. Additionally, a portion of Mr. O'Connell's IPP score is based on the equally-weighted performance of portfolios for which he provides research and analytical support. Liam O'Connell is a member of an Investment Team that establishes guidelines on various performance drivers (e.g., currency, duration, sector) for Taxable Fixed Income funds. A portion of the Investment Product Performance score is determined by Federated's senior management's assessment of the team's contribution.

Research performance focuses on the quality of security recommendations, timeliness and other qualitative factors and is assessed by the Chief Investment Officer and other managers in portfolio manager's group.

Leadership/Teamwork/Communication is assessed by the Chief Investment Officer in charge of the portfolio manager's group, with input from the portfolio manager's co-workers.

Financial success is assessed to tie the portfolio manager's bonus, in part, to Federated's overall financial health. In making this assessment, Federated's senior management considers the following factors: net fund flows relative to industry trends for the portfolio manager's Department, growth in assets under management and revenues attributable to the portfolio manager's Department, and Departmental expense management. Although a number of these factors are quantitative in nature, the overall assessment for this category is based on management's judgment. The financial success score is lowered if Federated's overall financial targets are not achieved.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Todd Abraham is the back-up portfolio manager and is not responsible for day-to-day management of the fund.

Federated Securities Corp., Distributor

Cusip 31420H 208
Cusip 31420H 109

33130 (06/05)

                                                      June 22, 2005